THIRD AMENDMENT TO PROMISSORY NOTE

     THIS THIRD AMENDMENT TO PROMISSORY NOTE ("Amendment") is made as of October 16, 2000 between OPEC CORPORATION, a Colorado corporation (the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                   RECITALS:

     A. The Lender made a loan to the Borrower, which loan is evidenced by that certain Promissory Note dated August 3, 1998 made by the Borrower payable to the Lender in the original principal amount of $480,000, as amended by that certain Change In Terms Agreement dated August 25, 1999 and that certain Second Amendment to Promissory Note dated as of April 17, 2000 (as so amended, the "L/C Note").

     B. The Lender made a loan to the Borrower, which loan is evidenced by that certain Combination Promissory Note and Loan Agreement dated April 7, 1998 made by the Borrower payable to Lender in the original principal amount of $20,000 (the "Term Note" and collectively with the L/C Note, the "Notes").

     C. The Borrower and the Lender have entered into that certain Business Loan Agreement dated August 3, 1998 (the "Loan Agreement").

     D. The Borrower's obligations under the Notes and the Loan Agreement are secured by, INTER ALIA, a security interest in the Borrower's inventory, equipment, accounts, instruments, chattel paper, other rights to payment and general intangibles pursuant to those certain Borrower's Security Agreements dated December 24, 1997 and April 7, 1998 and that certain Commercial Security Agreement dated August 3, 1998, from the Borrower to Lender (the,"Security Agreements") and that security interest has been properly perfected. The Notes, the Loan Agreement, the Security Agreements, and all other instruments executed by the Borrower in connection therewith are collectively the "Credit Documents."

     E. The Borrower's obligations under the Notes and the Loan Agreement are absolutely and unconditionally guarantied by: (i) those certain Guaranties dated December 24, 1997, April 7, 1998 and August 3, 1998 made by Donald D. Cannella ("Cannella") in favor of the Lender; and (ii) those certain Guaranties dated December 24, 1997, April 7, 1998 and August 3, 1998 made by Daniel J. Romano ("Romano") in favor of the Lender (Cannella, and Romano are, collectively, the "Guarantors").

     F. All amounts of principal and interest outstanding under the L/C Note were due and payable in full on September 15, 2000. The Borrower has not paid the amounts outstanding under the L/C Note and the failure to do so constitutes an "Event of Default" under the Loan Agreement and the Notes.

     G. The Borrower has requested that the Lender extend the maturity date of the L/C Note and the Lender is willing to do so if and only if:

          (i)  the Borrower and the Lender enter into this Amendment;

          (ii) the Borrower causes each of the Guarantors to execute and deliver to the Lender a consent to This Amendment (the "Guarantor Consents"), each dated as of the date hereof and in form and substance satisfactory to the Lender; and the Borrower complies with the other conditions contained in the Notes, the Loan Agreement and this Amendment.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

     1.   INCORPORATION   OF  RECITALS.   The  foregoing   recitals  are  hereby
incorporated herein and made a part hereof.

     2. CONFIRMATION OF INDEBTEDNESS. The outstanding principal balance under the L/C Note as of October 11, 2000 is $430,000.00. The outstanding principal balance under the Term Note as of October 11, 2000 is $$4,385.33.

     3. AMENDMENT TO L/C NOTE. The terms of the L/C Note are changed as follows:

          (a) The caption in the L/C Note entitled "MATURITY 9-15-2000" is deleted and replaced with "MATURITY 12-31-2000."

          (b) The caption in the L/C Note entitled "PRINCIPAL $480,000" is deleted and replaced with "PRINCIPAL $430,000."

          (c)  The  caption  near  the top of the L/C  Note  READING  "PRINCIPAL
               AMOUNT:  $480,000.00"  is deleted and  replaced  with  "PRINCIPAL
               AMOUNT: $430,000."

          (d) The first sentence of the paragraph captioned "PROMISE TO PAY" is deleted in its entirety and replaced with the following: "OPEC CORPORATION ("BORROWER") PROMISES TO PAY TO U.S. BANK NATIONAL ASSOCIATION ("LEADER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FOUR HUNDRED THIRTY THOUSAND 00/100 ($430,000.00) OR SO MUCH AS MAY be outstanding, together with interest on THE UNPAID OUTSTANDING PRINCIPAL BALANCE of each advance."

          (e) The first sentence of the paragraph captioned "PAYMENT" is deleted in its entirety and replaced with the following:
               "Borrower will pay this loan IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 31, 2000."

     4. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date first above written when the Lender shall have received and, as applicable, executed each of the following: (i) an original of this Amendment, duly executed by the Borrower; (ii) the original Guarantor Consents, duly executed by each Guarantor, in form and content satisfactory to the Lender; and (iii) such additional information or documentation as the Lender may require. If the Lender has not received all of the foregoing on or before the date first above written, then the Lender's offer to make the agreements set forth herein may be terminated, at the Lender's option, by giving notice to the Borrower.

     5. GENERAL RELEASE. The Borrower, for and on behalf of itself and its legal representatives, heirs, successors and assigns, does hereby waive, release, relinquish and forever discharge the Lender and its past and present directors, officers, agents, employees, parents, subsidiaries, affiliates, insurers, attorneys, representatives and assigns, and each and all thereof (collectively, the "Released Parties"), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies, and the execution of whatsoever kind, nature and/or description arising on or before the date first above written, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, which the Borrower, or its legal representatives, heirs, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever arising on or before said date.

     6. EFFECT OF AMENDMENT; REPRESENTATIONS AND WARRANTIES. The Lender and the Borrower agree that after this Amendment becomes effective, the L/C Note, as hereby amended, shall remain in full force and effect. The Borrower warrants and represents that on and as of the date hereof and after giving effect to this Amendment, there will exist no event of default under any of the Credit Documents, or circumstances that with the giving of notice, the passage of time or both will constitute an event of default under any of the Credit Documents on such date. The Borrower represents and warrants that it has the power and legal eight and authority to enter into this Amendment, and that neither this Amendment, nor the agreements contained herein, contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or any provision of the Borrower's articles of incorporation, bylaws, or, to the best of the Borrower's knowledge, any other agreement or requirement of law. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any party, including belt not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment, or the performance of the obligations of the Borrower herein described.

     7. RATIFICATION OF CREDIT DOCUMENTS. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Documents and any and all other documents and agreements entered into with respect to the Borrower's obligations under the Credit Documents are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. The Borrower further acknowledges and agrees that the security interests created by the Security Agreements continue to secure the obligations of the Borrower under the Term Note, the Loan Agreement and the L/C Note, as amended by this Agreement.

     8. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it ALL PRIOR and written agreements in the same subjects by and between the parties hereto with the effect that this Amendment shall control.

     9. GOVERNING LAW. THIS AMENDMENTS IS GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date and year first above written.


                                        OPEC CORPORATION, a Colorado corporation


                                        By /s/ Donald D. Cannella, Pres.
                                           -------------------------------------
                                           Donald D. Cannella, President


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By /s/ Michael J. Porcello
                                           -------------------------------------
                                           Michael J. Porcello, Assistant Vice
                                           President

STATE OF COLORADO  )
                   )ss.
COUNTY OF _______  )

     On this day before me, the undersigned Notary Public personally appeared Donald D. Cannella, the President of Opec Corporation, personally known to me or proved to me on the basis of satisfactory evidence to be an authorized officer of said corporation who executed the Third Amendment to Promissory Note and acknowledged the Third Amendment to Promissory Note to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the Third Amendment to Promissory Note and in fact executed the Third Amendment to Promissory Note on behalf of the corporation.

     Given under my hand and official seal thin 12th day of October, 2000.

By Claire Jean Cannella                 Residing at 4320 Emerald Dr.
   -------------------------------                  ----------------------------

Notary Public in and for                My commission expires 02/23/2002
the State of Minnesota

                             CONSENT OF GUARANTOR(1)

     Pursuant to those certain Guaranties dated December 24, 1997, April 7, 1993 and August 3, 1995 (the "Guaranties"), the undersigned has unconditionally guaranteed the payment in full when due of all of Borrower's Indebtedness (as defined in the Guaranties) to Lender. The undersigned hereby:

          (a) consents to the execution and delivery by Borrower and Lender of the foregoing Third Amendment to Promissory Note (the "Amendment"), and the other documents described therein;

          (b) agrees, confirms and acknowledges that his obligations under the Guaranties executed by him: (i) are in no way affected or impaired by reason of the execution and delivery of the Amendment, and the other documents described therein, (ii) remain in full force and effect. in accordance with the terms of such Guaranties, and (iii) continue to secure all amounts outstanding under the L/C Note, as amended by the Amendment, and the Term Note;

          (c) acknowledge that there are no existing offsets, defenses and/or counterclaims assertable by the undersigned relating to his obligations under the Guaranties;

          (d) agrees, confirms and acknowledges that any indebtedness of the Borrower to the undersigned, if any, is and at all times shall remain subordinate to the indebtedness of the Borrower now or hereafter to the Bank; and

          (e) ACKNOWLEDGES THAT: (I) HE HAS READ AND UNDERSTOOD THIS CONSENT AND THE AMENDMENT IN THEIR ENTIRETY PRIOR TO SIGNING AND FULLY AGREES TO EACH, ALL AND EVERY PROVISION HEREOF AND THEREOF; AND (II) HE HAS RECEIVED A COPY HEREOF.

     The undersigned hereby expressly releases and discharges the Bank, and each of its officers, directors, employees, agents and attorneys, from any and all claims, actions, and liabilities of any kind or nature that the undersigned or any one claiming through or under him ever had or may now have, whether now known or HEREAFTER discovered, arising out of or in any way relating to the lending RELATIONSHIP BETWEEN THE BANK and the undersigned, the Guaranties, or any course of conduct or obligations prior to the date of this instrument. The undersigned acknowledges and agrees that he has received the

----------
(1) Capitalized terms used in this Consent without definition have the meanings given in the foregoing Third Amendment to Promissory Note.

advice of independent counsel selected by him, or the opportunity to obtain such advice, before entering into this instrument and have no; relied upon the Bane or airy of its officers, directors, employees, agents or attorneys concerning any aspect of this instrument.

Dated: October 12, 2000


                                        /s/ Donald D. Cannella, Pres.
                                        ----------------------------------------
                                        Donald D. Cannella


STATE OF COLORADO  )
                   )ss.
COUNTY OF _______  )

     On this day before me, the undersigned notary public, personally appeared Donald D. Lamella, personally known to me or proved to me on the basis of satisfactory evidence to be the person that executed the foregoing Consent, and acknowledged the Consent to be his free and voluntary act and deed, for the uses and proposes therein mentioned, and on oath stated that he is authorized to execute this Consent and in fact executed this Consent.

     Given under my hand and official seal this 12th day of October, 2000.

By Claire Jean Cannella                 Residing at 4320 Emerald Dr.
   -------------------------------                  ----------------------------

Notary Public in and for                My commission expires 02/23/2002
the State of Colorado

                             CONSENT OF GUARANTOR(1)

     Pursuant to those certain Guaranties dated December 24, 1997, April 7, 1998 and August 3, 1998 (the "Guaranties"), the undersigned has unconditionally guaranteed the payment in full when due of all of Borrower's Indebtedness (as defined in the Guaranties) to Lender. The undersigned hereby:

          (a) consents to the execution and delivery by Borrower and Lender of the foregoing Third Amendment to Promissory Note (the "Amendment"), and the other documents described therein;

          (b) agrees, confirms and acknowledges that his obligations under the Guaranties executed by him: (i) are in no way affected or impaired by reason of the execution and delivery of the Amendment, and the other documents described therein, (ii) remain in full force and effect in accordance with the terms of such Guaranties, and (iii) continue to secure all amounts outstanding under the L/C Note, as amended by the Amendment, and the Term Note;

          (c) acknowledge that there are no existing offsets, defenses and/or counterclaims assertable by the undersigned relating to his obligations under the Guaranties;

          {d} agrees, confirms and acknowledges that any indebtedness of the Borrower to the undersigned, if any, is and at all times shall remain subordinate to the indebtedness of the Borrower now or hereafter to the Bank; and

          (e) ACKNOWLEDGES THAT: (I) HE HAS READ AND UNDERSTOOD THIS CONSENT AND THE AMENDMENT IN THEIR ENTIRETY PRIOR TO SIGNING AND FULLY AGREES TO EACH, ALL AND EVERY PROVISION HEREOF AND THEREOF; AND (II) HE HAS RECEIVED A COPY HEREOF.

     The undersigned hereby expressly releases and discharges the Bank, and each of its officers, directors, employees, agents and attorneys, from any and all claims, actions, and liabilities of any kind or nature that the undersigned or any one claiming through or under him ever had or may now have, whether now known or hereafter discovered, arising out of or in any way relating to the lending RELATIONSHIP BETWEEN THE BANK AND the undersigned, the Guaranties, or any course of conduct or obligations prior to the date of this instrument. The undersigned acknowledges and agrees that he has received the

----------
(1) Capitalized teens used in this Consent without definition have the meanings given 111 the foregoing Third Amendment to Promissory Note.

advice of independent counsel selected by him, or the opportunity to obtain such advice, before entering into this instrument and have not relied upon the Bank-or any of its officers, directors, employees, agents or attorneys concerning my aspect of this instrument.

Dated: October 12, 2000


STATE OF COLORADO  )
                   )ss.
COUNTY OF _______  )

     On this day before me, the undersigned notary public, personally appeared Daniel J. Romano, personally known to me or proved to me on the basis of satisfactory evidence to be the person that executed the foregoing Consent, and acknowledged the Consent to be his flee and voluntary act and deed, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute this Consent and in fact executed this Consent.

     Given under my hand and official seal this 12th day of October, 2000.

By Claire Jean Cannella                 Residing at 4320 Emerald Dr.
   -------------------------------                  ----------------------------

Notary Public in and for                My commission expires 02/23/2002
the State of Colorado